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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                ---------------

                          May 4, 1999 (April 20, 1999)
                Date of Report (Date of earliest event reported)


                               TYLER CORPORATION
                               -----------------
             (Exact name of registrant as specified in its charter)


    Delaware                       1-10485                      75-2303920
    --------                       -------                      ----------
 (State or other                 (Commission                  (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
incorporation or
  organization)


                            2800 W. Mockingbird Lane
                              Dallas, Texas 75235
                              -------------------
                    (Address of principal executive offices)

                                 (214) 902-5086
                                 --------------
                        (Registrant's telephone number,
                              including area code)

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Item 2.  Acquisition or Disposition of Assets.

         On April 20, 1999, Tyler Corporation (the "Company") acquired Process, Incorporated d/b/a Computer Center Software ("MUNIS"), a Maine Corporation. The acquisition was consummated pursuant to the terms and conditions of an Agreement and Plan of Merger, dated April 20, 1999, by and among the Company, Computer Center Software Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), MUNIS, and the stockholders of MUNIS in which, among other things, Merger Sub was merged with and into MUNIS. The stockholders of MUNIS received in the merger aggregate consideration of $16,250,000 in cash and 2,702,703 shares of unregistered Tyler Common Stock. The Company financed the cash portion of the consideration with borrowings under its senior credit facility with NationsBank, N.A.

         MUNIS, located in Falmouth, Maine, designs and develops integrated financial and land management information systems for counties, cities, schools and non-profit organizations.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

                  Financial statements of MUNIS will be filed not later than 60 days after the date this initial report must be filed.

(b)      Pro forma financial information.

                  Pro forma financial information reflecting the acquisition of MUNIS will be filed not later than 60 days after the date this initial report must be filed.

(c)      Exhibits.

         10.1 Agreement and Plan of Merger Agreement dated April 20, 1999, by and among Tyler Corporation ("Parent"), Computer Center Software Inc., a Delaware corporation and wholly-owned subsidiary of Parent, Process, Incorporated d/b/a Computer Center Software, a Maine corporation (the "Company"), and the stockholders of the Company.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TYLER CORPORATION




Date: May 4, 1999               By: /s/ Theodore L. Bathurst
                                    ------------------------------------------
                                    Theodore L. Bathurst
                                    Vice President and Chief Financial Officer
                                    (principal financial officer)



Date: May 4, 1999               By: /s/ Brian K. Miller
                                    ------------------------------------------
                                    Brian K. Miller
                                    Vice President and Chief Accounting Officer
                                    And Treasurer
                                    (principal accounting officer)


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                               INDEX TO EXHIBITS


EXHIBIT NUMBER             DESCRIPTION
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10.1                       Agreement and Plan of Merger Agreement, dated April
                           20, 1999, by and among Tyler Corporation ("Parent"),
                           Computer Center Software Inc., a Delaware corporation and wholly-owned subsidiary of Parent, Process, Incorporated d/b/a Computer Center Software, a Maine corporation (the "Company"), and the stockholders of the Company.